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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  APRIL 17, 2002

                             STIFEL FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-9305                 43-1273600
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(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)

  501 NORTH BROADWAY, ST. LOUIS, MISSOURI                         63102
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (314) 342-2000

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ITEM 5.  OTHER EVENTS

      On April 17, 2002, Stifel Financial Corp., a Delaware corporation (the "Company"), and Stifel Financial Capital Trust I, a Delaware business trust (the "Trust" and, together with the Company, the "Offerors"), entered into an Underwriting Agreement providing for the sale by the Trust to the underwriters named therein of $30,000,000 of 9.00% Cumulative Trust Preferred Securities (liquidation amount $25 per preferred security) (the "Securities"). The Offerors have granted the underwriters an option to purchase up to $4,500,000 additional Securities solely to cover over-allotments.

     This Form 8-K is being filed solely to file certain exhibits previously filed as exhibits to the Registration Statement on Form S-3 filed by the Offerors with the Securities and Exchange Commission (the "Commission") on March 27, 2002, which have been amended as a result of the Registration Statement on Form S-3 filed by the Offerors with the Commission on April 17, 2002, pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

     The offering will only be made by means of a prospectus, which may be obtained from Legg Mason Wood Walker, Incorporated, Stifel, Nicolaus & Company, Incorporated, and Friedman, Billings, Ramsey & Co., Inc. at the following addresses:

       LEGG MASON WOOD WALKER, INCORPORATED   STIFEL, NICOLAUS & COMPANY, INCORPORATED
       100 Light Street                       501 N. Broadway, 9th Floor
       Baltimore, Maryland 21202              St. Louis, Missouri 63102

       FRIEDMAN, BILLINGS, RAMSEY & CO., INC.
       1001 19th Street North
       Arlington, Virginia 22209

     This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.

         1.1 Underwriting Agreement among Stifel Financial Corp. and Legg Mason Wood Walker, Incorporated, Stifel, Nicolaus & Company, Incorporated and Friedman, Billings, Ramsey & Co., Inc., as representatives of the several underwriters.

         4.1      Form of Indenture for Junior Subordinated Debentures.

         4.2      Form of Junior Subordinated Debentures, included in Exhibit
                  4.1.

         4.5      Form of Amended and Restated Trust Agreement.

         4.6      Form of Preferred Securities Certificate, included in Exhibit
                  4.5.

         4.7      Form of Preferred Securities Guarantee Agreement.

         4.8      Form of Agreement as to Expenses and Liabilities, included in
                  Exhibit 4.5.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STIFEL FINANCIAL CORP.

Date:    April 17, 2002                By:  /s/ James M. Zemlyak
                                            ------------------------------------
                                            James M. Zemlyak
                                            Senior Vice President, Chief
                                            Financial Officer and Treasurer